UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          Form 8-K
                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
                 The Securities Act of 1934

  Date of Report (Date of earliest event reported) July 31,
                            1997




                     ARDEN REALTY, INC.
   (Exact name of registrant as specified in its charter)



             Maryland                        1-12193
95-4578533
(State or other jurisdiction             (Commission
(I.R.S. Employer
of incorporation)                    File Number)
Identification No.)



9100 Wilshire Boulevard, East Tower, Suite 700
90212
           Beverly Hills, California
      (Address of principal executive offices)
(Zip Code)



Registrant's telephone number, including area code:  (310)
271-8600


Item 2.  Acquisition or Disposition of Assets

On August 1, 1997, Arden Realty, Inc. (collectively with its subsidiaries, the "Company") completed a series of transactions to purchase eight suburban office properties totaling 965,612 rentable square feet. All properties were purchased from unaffiliated entities.

299 Euclid in Pasadena, California contains 73,400 rentable square feet. The property was purchased for approximately
$7,250,000, which was based on arm's-length negotiations.
The property is presently vacant. The property was purchased from Overland Plaza Partnership, a California general partnership.

Harbor Corporate Center in Gardena, California contains
63,925 rentable square feet. The purchase price for the property was approximately $4,450,000, which was based on arm's-length negotiations. The property is presently 77.4% occupied, at average rents of $14.47 per square foot. The property was purchased from JC Investment & Realty, Inc., a Washington corporation.

Pacific Gateway II in Torrance, California contains 223,731 rentable square feet. The purchase price of the property was approximately $25,225,000, which was based on arm's-length negotiations. The property is presently 92.4% occupied, at average rents of $19.21 per square foot. The property was purchased from New York Life Insurance Company, a New York mutual insurance company.

1000 Town Center in Oxnard, California and Mariner Court in Torrance, California contain 107,653 and 105,436 rentable square feet, respectively. The purchase price for 1000 Town Center was approximately $14,050,000, which was based on arm's-length negotiations. 1000 Town Center is presently 100% occupied, at average rents of $19.10 per square foot. The purchase price for Mariner Court was approximately $11,800,000, which was based on arm's-length negotiations. Mariner Court is presently 86.7% occupied, at average rents of $16.65 per square foot. These properties were purchased from Bedford Property Investors, Inc., a Maryland corporation.

1821 Dyer in Irvine, California contains 115,061 rentable square feet. The purchase price for the property was approximately $7,300,000, which was based on arm's-length negotiations. The property is presently 100% occupied, at average rents of $5.52 triple net per square foot. The property is currently occupied by a single tenant with an expiration date in December 1997. The property was purchased from Echo USA, Inc., a Hawaii corporation.

Crown Cabot in Laguna Niguel, California contains 172,900 rentable square feet. The purchase price for the property was approximately $28,300,000, which was based on arm's-length negotiations. The property is presently 93.3% occupied, at average rents of $20.71 per square foot. The property was purchased from Leisure Colony Management
Corporation, a Florida corporation.

Carlsberg Corporate Center in Santa Monica, California contains 103,506 rentable square feet. The purchase price for the property was approximately $11,800,000, which was based on arm's-length negotiations. The property is presently 87.3% occupied, at average rents of $20.34 per square foot. The property was purchased from Carlsberg
Investment Company, a Wyoming partnership.

To finance these acquisitions the Company used approximately $2,200,000 of working capital, borrowed $2,000,000 on its line of credit from a group of banks led by Wells Fargo Bank ( the "Credit Facility"), borrowed $2,100,000 on the secured loan from Wells Fargo Bank, assumed a $5,000,000 mortgage note payable (the "Mortgage Note Payable") in connection with the purchase of 299 Euclid, and used approximately $98,900,000 of proceeds from the Company's second public offering of 13,750,000 shares of common stock (the "Secondary Offering"). On July 10, 1997 the Company borrowed $28,700,000 on the Credit Facility to repay the outstanding balance on the secured loan with Wells Fargo Bank. On July 24, 1997 the Company used proceeds of $212,600,000 from the Company's Secondary Offering to repay the outstanding balance on the Credit Facility. The outstanding balance on the Mortgage Note Payable as of August 1, 1997 was $5,000,000.

Inclusive of these purchases, the Company's portfolio consists of 53 suburban office properties comprising
8,355,094 rentable square feet and 16 apartment units.

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of properties acquired.

Pacific Gateway II

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year
Ended December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

1000 Town Center and Mariner Court

Combined Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Combined Statement of Revenue and Certain Expenses for the Year Ended December 31, 1996
   Notes to Combined Statement of Revenue and Certain
Expenses

Crown Cabot

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year
Ended December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

(b)  Pro forma financial information.

Pro Forma Condensed Consolidated Balance Sheet as of March
31, 1997 (Unaudited).

Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 1997 (Unaudited).

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited).

Notes to the Pro Forma Condensed Consolidated Financial
Statements (Unaudited).

               REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statement of revenue and certain expenses of Pacific Gateway II for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Pacific Gateway II. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statement of revenue and certain expenses of Pacific Gateway II presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Pacific Gateway II for the year ended
December 31, 1996, in conformity with generally accepted accounting principles.


Ernst & Young LLP

Los Angeles, California
June 6, 1997

                     PACIFIC GATEWAY II
          STATEMENT OF REVENUE AND CERTAIN EXPENSES
            For the Year Ended December 31, 1996
                       (In thousands)



Revenue:
Rental                                       $3,355
Tenant reimbursements                        87
Other income                                 144


Total revenue                                3,586


Certain Expenses:
Property operating and maintenance           925
Real estate taxes                            214
Insurance                                    66


Total certain expenses                       1,205


Excess of revenue over certain expenses      $2,381

   See accompanying notes to statement of revenue and certain expenses.

                     PACIFIC GATEWAY II

     NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

            For the Year Ended December 31, 1996



1.   Organization  and  Summary  of  Significant  Accounting
Policies



 Organization

     The accompanying statement of revenue and certain expenses includes the operations of Pacific Gateway II (the
"Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for approximately $25,225,000 and has 223,731 rentable square feet.

 Basis of Presentation

     The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange
Commission.

     The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

 Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

     The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                        $3,403,000
1998                                        2,829,000
1999                                        2,632,000
2000                                        2,322,000
2001                                        1,426,000
Thereafter                                  2,340,000


                                            $14,952,000




     The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

     Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, three of the Property's tenants accounted for approximately 53% of the Property's aggregate annualized base rent.

               REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying combined statement of revenue and certain expenses of 1000 Town Center and Mariner Court for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the management of 1000 Town Center and Mariner Court. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the combined statement of revenue and certain expenses of 1000 Town Center and Mariner Court presents fairly, in all material respects, the combined revenue and certain expenses, as defined above, of 1000 Town Center and Mariner Court for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Ernst & Young LLP

Los Angeles, California
May 2, 1997

             1000 TOWN CENTER AND MARINER COURT
     COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
            For the Year Ended December 31, 1996
                       (In thousands)

Revenue:
Rental                                       $3,798
Tenant reimbursements                        93


Total revenue                                3,891


Certain Expenses:
Property operating and maintenance           1,007
Real estate taxes                            264
Insurance                                    79


Total certain expenses                       1,350


Excess of revenue over certain expenses      $2,541




See accompanying notes to combined statement of revenue and certain expens es.

             1000 TOWN CENTER AND MARINER COURT

 NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

            For the Year Ended December 31, 1996



1.   Organization  and  Summary  of  Significant  Accounting
Policies



 Organization

     The accompanying combined statement of revenue and certain expenses includes the operations of 1000 Town Center and Mariner Court (the "Properties") located in Southern California which were acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Properties were acquired for approximately $25,850,000 and have 213,089 rentable square feet.

 Basis of Presentation

     The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange
Commission.

     The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Properties have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Properties.

 Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

     The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                        $3,576,000
1998                                        3,331,000
1999                                        2,840,000
2000                                        1,923,000
2001                                        1,104,000
Thereafter                                  698,000


                                            $13,472,000



     The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

     Office space in the Properties is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, four of the Properties' tenants accounted for approximately 55% of the Properties' aggregate annualized base rent.

               REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statement of revenue and certain expenses of Crown Cabot for the year ended
December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Crown
Cabot. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statement of revenue and certain expenses of Crown Cabot presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Crown Cabot for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Ernst & Young LLP

Los Angeles, California
May 2, 1997

                         CROWN CABOT
          STATEMENT OF REVENUE AND CERTAIN EXPENSES
            For the Year Ended December 31, 1996
                       (In thousands)



Revenue:
Rental                                           $3,002
Tenant reimbursements                            71
Other income                                     41


Total revenue                                    3,114


Certain Expenses:
Property operating and maintenance               582
Real estate taxes                                213
Insurance                                        102


Total certain expenses                           897


Excess of revenue over certain expenses          $2,217




   See accompanying notes to statement of revenue and certain expenses.

                         CROWN CABOT

     NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

            For the Year Ended December 31, 1996



1.   Organization  and  Summary  of  Significant  Accounting
Policies



 Organization

      The  accompanying  statement of  revenue  and  certain
expenses include the operations of Crown Cabot (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for approximately $28,300,000 and has 172,900 rentable square feet.

 Basis of Presentation

      The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange
Commission.

     The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

 Revenue Recognition

      Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

      The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

      The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

1997                                    $3,218,000
1998                                    2,359,000
1999                                    1,579,000
2000                                    1,072,000
2001                                    465,000
Thereafter                              12,000


                                        $8,705,000




      The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

      Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, two of the Property's tenants accounted for approximately 33% of the Property's aggregate annualized base rent.
                     ARDEN REALTY, INC.
    PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                         (Unaudited)

       The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1997 is presented as if the following transactions had been consummated on March 31, 1997: (i) the acquisition of properties acquired subsequent to March 31, 1997 and on or prior to June 30,
1997, (the "Second Quarter 1997 Acquisitions"); (ii) the consummation of the Secondary Offering; (iii) the acquisitions of the properties acquired subsequent to June 30, 1997 and on or prior to August 1, 1997, including the properties described in Item 2 above (the "Third Quarter Acquisitions"); and (iv) the closings of the Mortgage Financing, the Credit Facility and Mortgage Note Payable. The following unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 1997 and for the year ended December 31, 1996 are presented as if: (i) the consummation of the initial public offering of common stock in October 1996 (the "IPO"), and related formation transactions in connection with the IPO;
(ii) the acquisition of the properties acquired during 1996 (the "1996 Acquisitions"); (iii) the acquisition of properties acquired during 1997 prior to June 30, 1997 (the "1997 Acquisitions"); (iv) the acquisition of the Third Quarter Acquisitions; and (v) the closing of the Mortgage Financing, the amendment to the Credit Facility and Mortgage Note Payable had occurred at January 1, 1996.

       The Pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                               ARDEN REALTY, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              As of March 31, 1997
                                   (Unaudited)
                                 (in thousands)

                         Pro Forma Adjustments
                         Second                                              Arden
               Arden     Quarter 1997  Secondary Third Quarter Other         Realty, Inc.
               Realty, Inc.            Acquisitions (A)        Offering (B)  Acquisitions
(C)            Adjustments (D)         Pro Forma
                         ASSETS
Commercial office
  properties - net       $ 580,636     $  188,450              $   --        $  110,055
$     --       $ 879,141
Cash and cash
   equivalents 822       (800)         340,631   (100,905)     (213,600)     18,276
                                                                (3,872)
                                                                (4,000)
Restricted cash          --            --        --            --            4,000
4,000
Rents and other
   receivables 2,093     --            --        --            --            2,093
Deferred rent  6,609     --            --        --            --            6,609
Prepaid financing
   and leasing costs
   - net       4,485     --            --        --            3,872         8,357
Prepaid expenses
   and other assets      4,693         (850)     --            (150)         --
3,693
      Total assets       $ 599,338     $186,800  $ 340,631     $ 9,000       $(213,600)
$ 922,169

               LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage loans
   payable     $137,800     $ 37,200   $  --     $  5,000      $    --       $ 180,000
Unsecured lines of credit              60,000    149,600       --            4,000
(213,600)      --
Accounts payable and accrued    expenses         9,243         --            --        --
--             9,243
Security deposits        3,958         --        --            --            --
3,958
Dividends and
distributions
   payable     8,677     --            --        --            --            8,677
     Total liabilities   219,678        186,800  --            9,000          (213,600)
201,878
Minority interests
   in Operating
   Partnership 47,563    --            --        --            --            47,563
Stockholders' equity:
   Common stock          217           --        138           --            --        355
   Additional paid-in
     capital   331,880   --            340,493   --            --            672,373
  Retained earnings      --            --        --            --            --        --
     Total
     stockholders'
     equity    332,097   --            340,631   --            --            672,728
     Total liabilities
     and stockholders'
     equity    $599,338  $186,800      $340,631  $9,000        $(213,600)    $922,169

                             See accompanying notes.

                               ARDEN REALTY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 1997
                                   (Unaudited)
                      (in thousands, except per share data)

                                             Pro Forma Adjustments
                                    Pre-Acquisition
                                    Period
Arden
                         Arden      for the 1997  Third Quarter Other
Realty, Inc.
                         Realty, Inc.             Acquisitions(F)
Acquisitions(G)          Adjustments              Pro Forma

Revenues
   Rental                $21,892    $ 6,960       $ 3,360       $ 387(H)     $
32,599
   Tenant reimbursements 958        305           104           --
1,367
   Parking - net         1,490      346           17            --
1,853
   Other rental operations          576           67            16           --            659
                         24,916     7,678         3,497         387
36,478
Other income             54         --            --            --           54
     Total revenues      24,970     7,678         3,497         387
36,532

Expenses
   Property expenses     7,894      2,540         1,059         255(J)
11,748
   REIT general and administrative  918           --            --
82(K)                    1,000
   Interest              3,024      --            --            279(L)
3,303
   Depreciation and amortization    3,562         --            --
1,788(M)                 5,350
     Total expenses      15,398     2,540         1,059         2,404
21,401
Income before minority interests    9,572         5,138         2,438
(2,017)                  15,131
Minority interests        (1,134)   --            --             (31)(N)
(1,165)
Net income               $8,438     $ 5,138       $ 2,438       $(2,048)     $
13,966
Weighted average common shares
   outstanding before the
   conversion of OP Units           21,921                                                 35,671
Net Income per common share         $ 0.38                                                 $ 0.39

                             See accompanying notes.

                               ARDEN REALTY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                      (in thousands, except per share data)

                                          Pro Forma Adjustments
                         Arden Realty, Inc.                 Arden Predecessors             Equity in Net Loss
of                       Pre-Acquisition
                         Consolidated     Combined          Noncombined Entities           Period
                         October 9, 1996 to                 January 1, 1996 to             January 1, 1996 to
for the 1996
                         December 31, 1996                  October 8, 1996   October 8,
1996                     Acquisitions (E)

Revenues
   Rental                $17,041          $32,287           $12,828           $23,095
   Tenant reimbursements 803              2,031             243               733
   Parking-net           1,215            3,692             846               1,161
   Other rental operations                375               1,125             357          606
                         19,434           39,135            14,274            25,595
Other income             138              1,330             --                --
     Total revenues      19,572           40,465            14,274            25,595

Expenses
   Property expenses     6,005            14,224            6,053             11,449
   General and administrative             753               1,758             --           --
   Interest              1,280            24,521            7,356             --
   Depreciation and amortization          3,108             5,264             2,705        --
     Total expenses      11,146           45,767            16,114            11,449
Equity in net (loss) of noncombined
   entities              --               (336)             336               --
Income (loss) before minority
   interests and extraordinary items      8,426             (5,638)           (1,504)      14,146
Minority interests        (993)           721                (721)            --
Income(loss) before
   extraordinary items   7,433            (4,917)            (2,225)          14,146
Extraordinary (loss) gain on early
   extinguishment of debt, net of
   minority interests share               (13,105)          1,877             --           --
Net (loss) income        $  (5,672)       $ (3,040)         $ (2,225)         $14,146
Weighted average common shares
   outstanding before conversion of
   OP Units              21,680
Net (loss) income per
   common share          $(.26)

                              Pro Forma Adjustments
                              1997          Third Quarter  Other        Arden
Realty, Inc.
                              Acquisitions (F)             Acquisitions (G)             Adjustments Pro
Forma

Revenues
   Rental                     $28,520       $13,203        $ 1,815(H)   $
128,789
   Tenant reimbursements      1,419         414            --           5,643
   Parking-net                1,346         61             --           8,321
   Other rental operations    117           209            --           2,789
                              31,402        13,887         1,815        145,542
Other income                  --            --              (1,253)(I)  215
     Total revenues           31,402        13,887         562          145,757

Expenses
   Property expenses          10,712        4,503          1,127(J)     54,073
   General and administrative --            --             1,489(K)     4,000
   Interest                   --            --              (19,948)(L) 13,209
   Depreciation and amortization            --             --           9,963(M)        21,040
     Total expenses           10,712        4,503           (7,369)     92,322
Equity in net (loss) of noncombined
   entities                   --            --             --           --
Income (loss) before minority
   interests and extraordinary items        20,690         9,384        7,931           53,435
Minority interests            --            --              (3,121)(N)   (4,114)
Income (loss) before extraordinary items    20,690         9,384        4,810           49,321
Extraordinary (loss) gain on early
   extinguishment of debt, net of
   minority interests share   --            --             11,228(O)    --
Net (loss) income             20,690        9,384          16,038       49,321
Weighted average common shares
   outstanding before conversion of
   OP Units                                                             35,430
Net (loss) income per
   common share                                                         $1.40

                               ARDEN REALTY, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)
                                 (in thousands)

1.  Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

     The adjustments to the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997 are as follows:

     A. Acquisition of properties acquired in the second quarter of 1997 (the "Second Quarter 1997 Acquisitions") with $1,650,000 of cash and deposits and with proceeds of $37,200,000 of mortgage loans payable and $149,600,000 on the unsecured lines of credit

     Purchase price and actual and estimated additional closing costs of the Second Quarter 1997 Acquisitions are as follows:

Second Quarter 1997 Acquisitions                Purchase Price

10780 Santa Monica              $  10,550
Clarendon Crest                       5,250
Noble Professional Center             6,750
South Bay Center                    19,150
8383 Wilshire                       59,100
Parkway Center                        7,450
Centerpointe La Palma               80,200
     Total                      $188,450

B.   Sale of 13,750,000 shares of common stock in the Secondary Offering:

     Gross proceeds from the Secondary Offering        $ 359,219
     Costs associated with the Secondary Offering         (18,588)
                                             $ 340,631

     Par value of common stock                                  138
     Additional paid in capital from
        proceeds from sale of common stock               340,493
                                             $340,631

                               ARDEN REALTY, INC.
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)
                                 (in thousands)

1.  Adjustments to the Pro Forma Condensed Consolidated Balance Sheet
(Continued)

     C. Acquisition of properties acquired in the third quarter of 1997 (the "Third Quarter Acquisitions") with use of proceeds from the Secondary Offering and the Mortgage Note Payable and borrowings under the lines of credit

     Purchase price and actual and estimated additional closing costs of the Third Quarter Acquisitions are as follows:

      Third Quarter Acquisitions
      1000 Town Center              $  14,050
      Mariner Court                     11,800
      Pacific Gateway II                25,225
      Crown Cabot                       28,300
      299 Euclid                          7,200
      Harbor Corporate Center             4,450
      1821 Dyer                           7,230
      Carlsberg Corporate Center        11,800
           Total                    $110,055

     D.   Repayments of mortgage loans and lines of credit

Proceeds from the Company's new $175
million mortgage financing from an
affiliate of Lehman Brothers (the "Mortgage
       Financing")                            $175,000
Repayment of mortgage loan with proceeds
      from the Mortgage Financing             (175,000)
Additional draws on the Credit Facility to
 payfinancing costs incurred in connection
 with the Mortgage Financing and the
      amendment to the Credit Facility             3,872
Additional draws on the Credit Facility to
fund required reserve account in accordance
       with the Mortgage Financing                 4,000
Proceeds from the Secondary Offering used
      to pay down lines of credit             (221,472)
                                              (213,600)

                               ARDEN REALTY, INC.
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)
                                 (in thousands)


2.  Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

     The pro forma adjustments reflected in the Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 1997 and the year ended December 31, 1996 are set forth below:

     E. Represents the preacquisition period for the 17 properties acquired in 1996 (the "1996 Acquisitions")

                    400                    Imperial                                   10351
                    Corporate      5832    9665    Bank     100              303      Santa
                    Pointe   Bolsa Wilshire        Tower    Broadway
Norwalk             Glenoaks Monica
Revenue
  Rental            $390     $80   $548    $1,351  $1,554   $1,387  $1,980
$1,134
  Tenant reimbursements        103    --       19        29      107
40                         48             11
   Parking - net        28     10      58      124        88               66              129        99
   Other rental operations       23           --       32         15
74                           4          138                 7
     Total revenues   544      90    657    1,519    1,823    1,497   2,295
1,251
Property expenses     123        8   203       574      581      578
956                      551
Excess of revenue
overcertain expenses         $421  $82     $454    $  945   $1,242  $  919
$1,339              $   700

                                   Burbank
                                   Executive
                                   Plaza and
                                   California                    Los Angeles              Sumitomo
10350
                    2730    Grand  Federal   Center    Corporate 5200 W. Bank      Santa
                    Wilshire       Avenue    Building  Promenade Center  Century   Building
Monica              Total
Revenue
  Rental            $  960  --     $2,156    $2,097    $5,882    $1,021  $1,926    $ 629  $23,095
  Tenant reimbursements             --       --                --
51                       128           115          79       3          733
   Parking - net          43       --             164         --         --              40
254                     58      1,161
   Other rental operations        12         --                --
--                       288               2          9                2
606
     Total revenues  1,015  --       2,320     2,148     6,298    1,178    2,268     692    25,595
Property expenses       451 --          976       982    2,881    1,188    1,070     327  11,449
Excess of revenue
over certain
expenses            $  564  --     $1,344    $1,166    $3,417    $ (10)  $1,198    $365   $14,146

     F. Represents the actual preacquisition results for the properties acquired in the first six months of 1997 (the "1997 Acquisitions"):

                              The 1997 Acquisitions
                      For the Year Ended December 31, 1996

                                Whittier
                                Financial,
                                Clarendon
                         10780  Crest, and        6800       Noble  South                   Center-
                  535    Santa  California        Owens-     Professional  Bay
8383              Parkway       pointe
                  Brand  Monica Twin Centre       mouth      Center Centre Wilshire         Center  La Palma
Total
Revenue
  Rental          $ 707  $1,455 $5,580    $ 532   $   794    $2,691 $6,628 $   911 $
9,222             $28,520
  Tenant reimbursements      74       57       225               26          5
143                       --           92       797              1,419
   Parking - net      90     136               228                --              51                --
832                       --              9           1,346
   Other rental operations          --            2                 15           5
--                       26            31         --                 38           117
     Total revenues        871    1,650     6,048   563           850        2,860
7,491               1,003        10,066     31,402
Property expenses   459       417           1,757   485           347        1,270
2,867                  276         2,834    10,712
Excess of revenue
over certain
expenses          $412   $1,233 $4,291    $  78   $   503    $1,590 $4,624 $   727 $
7,232             $20,690

                Pre-Acquisition Period for the 1997 Acquisitions
                           for the Three Months Ended
                                 March 31, 1997

                                Whittier
                                Financial,
                                Clarendon
                         10780  Crest, and        6800       Noble  South                   Center-
                  535    Santa  California        Owens-     Professional  Bay     8383     Parkway
pointe
                  Brand  Monica Twin Centre       mouth      Center Centre
Wilshire          Center La Palma         Total
Revenue
  Rental          $147   $385   $1,265    $153    $258       $696   $1,688 $260    $2,108   $6,960
  Tenant reimbursements        3               4         51       1      1
29                       --         14         202                305
  Parking - net       14     36        58     --      --           --
236                     --              2      346
  Other rental operations            --       --           3     --     --
3                       22            --        39                  67
     Total revenues        164    425       1,377  154         259    728
1,946               274    2,351            7,678
Property expenses     98   115       395   121      125        277      774            56        579
2,540
Excess of revenue over
   certain expenses      $  66  $310      $  982  $ 33       $134   $451
$1,172            $218   $1,772 $5,138


     G.   Represent the actual historical results for the Third Quarter
Acquisitions:

                           Third Quarter Acquisitions
                      For the Year Ended December 31, 1996

                    1000
                    Town Center                                  Harbor           Carlsberg
                    and        Pacific   Crown  299    Corporate 1821
Corporate
                    Mariner Court        Gateway II    Cabot     Euclid Center    Dyer    Center
Total
Revenue
  Rental            $3,798     $3,355    $3,002 $  --  $776      $593   $1,679    $13,203
  Tenant reimbursements               93        87            71     --     --      133         30
414
  Parking - net            --           --              --           --     --         --        61
61
  Other rental operations             --      144             41     --       5        --        19
209
     Total revenues   3,891      3,586     3,114           --      781    726       1,789   13,887
Property expenses     1,350      1,205        897          --      246      92         713
4,503
Excess of revenue over
   certain expenses $2,541     $2,381    $2,217     -- $535      $634   $1,076    $ 9,384



                           Third Quarter Acquisitions
                    For the Three Months Ended March 31, 1997

                    1000
                    Town Center                                 Harbor                 Carlsberg
                    and        Pacific   Crown  299    Corporate      1821      Corporate
                    Mariner Court        Gateway II    Cabot    Euclid          Center Dyer
Center              Total
Revenue
  Rental            $971       $823      $795   $  --  $179     $148  $444      $3,360
  Tenant reimbursements           23         21     19     --       --              33       8
104
  Parking - net          2          --        --           --       --               --       15
17
  Other rental operations          --          9             2      --              --      --
5                          16
     Total revenues   996        853       816      --   179      181   472       3,497
Property expenses     312        289       201      --     62       27            168    1,059
Excess of revenue over
   certain expenses $684       $564      $615       -- $117     $154  $304      $2,438

     H. Increase in rental revenue to adjust the 1996 Acquisitions, the 1997 Acquisitions, and the Third Quarter Acquisitions to straightline rental revenue calculated as though the properties were purchased at January 1, 1996.

     I. Decrease in other income to eliminated nonrecurring construction fees which would not have been realized by the Company and certain management fees that will not be earned.

     J. Increase in property general and administrative expenses related to additional property payroll costs relating to the 1997 Acquisitions and the Third Quarter Acquisitions for the period ended March 31, 1997 and to the 1996 Acquisitions, 1997 Acquisitions and the Third Quarter Acquisitions for the period ended December 31, 1996.

     K. Increase in general and administrative expenses related to expected level of operations as a public real estate investment trust and the incremental increase relating to the management of additional properties.

                                   Three Months      Year Ended
                                 Ended
L.                                 March 31, 1997    December 31,
                                                   1996
Increase (decrease) in interest
expense:
Decrease in interest expense due
to repayment of mortgage loans   $(3,024)          $(33,157)
and lines of credit
Increase in interest expense
related to the Mortgage
Financing and the Mortgage Note
Payable with an interest rate of
7.5% and 7.0%, respectively, net    2,992             11,964
of amounts capitalized
Increase in amortization of
finance costs related to the
Mortgage Financing and the
Credit Facility, due in seven          311              1,245
and three years, respectively
Net increase (decrease) in         $    279          $(19,948)
interest expense

M.
Increase in depreciation expense:
Increase in depreciation expense
to reflect a full quarter of
depreciation for the 1997
Acquisitions and the Third
Quarter Acquisitions for the
three months ended March 31,
1997 and a full year of
depreciation for the 1996
Acquisitions, 1997 Acquisitions,
and the Third Quarter
Acquisitions for the year ended  $ 1,788           $  9,833
December 31, 1996, utilizing a
40 year useful life for
buildings and a 10 year useful
life for improvements
Increase in depreciation due to
the fair value of consideration
paid in excess of book value of
interests in properties acquired
from nonaffiliates in connection
with the completion of the                --              130
Company's initial public
offering of common stock
Net increase in depreciation       $ 1,788           $  9,963
expense

N. To reflect adjustment for minority interest of 7.7% in the Operating Partnership.

O. To eliminate net extraordinary loss related to early extinguishment of debt.

(c)  Exhibits.

10.30     Agreement of Purchase and Sale and Escrow
     Instructions between Overland Plaza Partnership, a
     California general partnership, and Arden Realty
     Limited Partnership, a Maryland limited partnership.

10.31     Agreement of Purchase and Sale and Joint Escrow
     Instructions between JC Investment & Realty, Inc. a
     Washington corporation, and Arden Realty Limited
     Partnership, a Maryland limited partnership.

10.32     Letter of Amendment to Agreement of Purchase and
     Sale and Joint Escrow Instructions between JC
     Investment & Realty, Inc. a Washington corporation, and
     Arden Realty Limited Partnership, a Maryland limited partnership.

10.33     Agreement of Purchase and Sale and Escrow
     Instructions between Arden Realty Limited Partnership, a Maryland limited partnership, and New York Life
     Insurance Company, a New York mutual insurance company.

10.34     Amendment to Agreement of Purchase and Sale and
     Escrow Instructions between Arden Realty Limited
     Partnership, a Maryland limited partnership, and New
     York Life Insurance Company, a New York mutual insurance company.

10.35     Amendment to Agreement of Purchase and Sale and
     Escrow Instructions between Arden Realty Limited
     Partnership, a Maryland limited partnership, and New
     York Life Insurance Company, a New York mutual insurance company.

10.36     Agreement of Purchase and Sale and Escrow
     Instructions between Bedford Property Investors, Inc. a
     Maryland corporation, and Arden Realty Limited
     Partnership, a Maryland limited partnership.

10.37     Amendment to Agreement of Purchase and Sale and
     Escrow Instructions between Bedford Property Investors,
     Inc. a Maryland corporation, and Arden Realty Limited
     Partnership, a Maryland limited partnership.

10.38     Agreement of Purchase and Sale and Joint Escrow
     Instructions between Echo USA, Inc. a Hawaii
     Corporation, and Arden Realty Limited Partnership, a
     Maryland limited partnership.

10.39     Amendment to Agreement of Purchase and Sale and
     Joint Escrow Instructions between Echo USA, Inc. a
     Hawaii corporation, and Arden Realty Limited
     Partnership, a Maryland limited partnership.

10.40     Real Estate Sales Contract by and between Leisure
     Colony Management Corporation, a Florida corporation, and Arden Realty Limited Partnership, a Maryland limited partnership .

10.41     Agreement of Purchase and Sale and Joint Escrow
     Instructions between Carlsberg Investment Company, a
     Wyoming partnership, and Arden Realty Limited
     Partnership, a Maryland limited partnership.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ARDEN REALTY, INC.


Date:     August 13, 1997          By:  /s/ Diana M. Laing
                                   Diana M. Laing
                                   Chief Financial Officer